DECOMMISSIONING AND RESTORATION PROVISION	12 Months Ended
Dec. 31, 2018
DECOMMISSIONING AND RESTORATION PROVISION
DECOMMISSIONING AND RESTORATION PROVISION

12.          DECOMMISSIONING AND RESTORATION PROVISION

(a)  Reclamation bonds

In relation to the Brucejack Mine, the Company has $2,029 of restricted cash (2017 - $5,036) which includes $1,749 (2017 - $4,731) in the form of Guaranteed Investment Certificates and Letters of Credit as security deposits with various government agencies in relation to decommissioning and restoration provisions.

In support of the closure plan for the Brucejack Mine, the Company increased its security through a surety bond by C$8,500, for total surety bonds of C$22,700 in favour of the Ministry of Energy and Mines. The Company was not required to provide collateral for the additional bond.

(b)  Decommissioning and restoration provision

The Company has a liability for remediation of current and past disturbances associated with the exploration, development and production activities at the Brucejack Mine. The decommissioning and restoration provision is as follows:

	For the year ended
	December 31,	December 31,
	2018	2017
Opening balance	$18,436	$13,675
Change in discount rate	215	(1,933)
Accretion of decommissioning and restoration provision	568	465
Change in amount and timing of cash flows	(272)	6,229
Ending balance	$18,947	$18,436

For the year ended December 31, 2018, the provision increased due to a decrease in the discount rate. The Company used an inflation rate of 1.9% (2017 – 1.9%) and a discount rate of 2.4% (2017 – 2.5%) in calculating the estimated obligation. The liability for retirement and remediation on an undiscounted basis before inflation is $20,369 (2017 – $21,989).  The majority of the expected expenditures to settle the decommissioning and restoration provision are expected to occur shortly after the end of the mine life.